UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2804 Orchard Lake Road, Suite 202, Keego Harbor Michigan		48320
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	The Nasdaq Stock Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 13, 2022, the management and the audit committee of the board of directors (the “Audit Committee”) of Zivo Bioscience, Inc. (the “Company”) determined that the Company’s unaudited condensed consolidated financial statements for the three and nine month periods ended September 30, 2021, filed on Form 10-Q on November 15, 2021 (the “Prior Period Financial Statements”), should no longer be relied upon due to an error in accounting treatment for the Company’s License Co-Development Participation Agreements (the “Participation Agreements”).  In addition, investors should no longer rely upon any communications relating to these unaudited condensed consolidated financial statements.

As part of the Company’s normal annual reporting process for the year ended December 31, 2021 and prior to completion of the related audit, management and the Audit Committee of the Company concluded that a material error was made related to the accounting for the Participation Agreements entered into between April 13, 2020 through May 14, 2021.  The Company determined that the Participation Agreements should be accounted for as a research and development agreement in accordance with ASC 730-20, Research and Development – Research and Development Arrangements. Previously, the Company accounted for the Participation Agreements under ASC 470-10, Debt – Sales of Future Revenues. ASC 730 directs the balance of funds to be considered a liability as an obligation to perform services. As such, this liability should be amortized ratably when research and development expenses associated with the Participation Agreements are incurred as an offset to research and development expenses.  The Company’s Prior Period Financial Statements incorrectly identified the funds contributed to the Company per the Participation Agreements as Deferred Revenue – Participation Agreements and did not amortize the proceeds timely. The error resulted in an overstatement of the Company’s total current liabilities, total stockholders’ deficit, research and development expense, net loss, and basic and diluted net loss per share in the Prior Period Financial Statements.

On March 31, 2022, the Company filed a Notification of inability to timely file Form 10-K on Form 12b-25 due to additional time required for the Company to complete its review in preparing its annual financial statements and assessing the effectiveness of its internal controls over financial reporting and disclosure controls and procedures. Due to the error noted above, the Company no longer believes it will be able to file its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) with the Securities and Exchange Commission (“SEC”) on or before the fifteenth calendar day following the prescribed due date for the Form 10-K. The errors in the Prior Period Financial Statements will be corrected and restated in an amended Form 10-Q for the quarter ended September 30, 2021.

	(Unaudited) As of September 30, 2021
	As Reported	Adjustment	As Restated
Balance Sheet
Deferred Revenue - Participation Agreements	$2,031,103	$(2,031,103)	$-
Deferred R&D Obligation - Participation Agreements	-	1,681,004	1,681,004
Total Current Liabilities	3,547,660	(350,099)	3,197,561
Total Liabilities	3,551,060	(350,099)	3,200,961
Accumulated deficit	(105,062,742)	350,099	(104,712,643)
Total Stockholders' Equity	7,420,530	350,099	7,770,629

	(Unaudited) For the Three Months Ended September 30, 2021			(Unaudited) For the Nine Months Ended September 30, 2021
	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated
Statement of Operations
Research and Development	$792,439	$(350,099)	$442,340	$1,907,109	$(350,099)	$1,557,010
Total Costs and Expenses	2,055,929	(350,099)	1,705,830	5,888,910	(350,099)	5,538,811
Loss from operations	(2,055,929)	350,099	(1,705,830)	(5,888,910)	350,099	(5,538,811)
Net Loss	(1,934,438)	350,099	(1,584,339)	(5,999,067)	350,099	(5,648,968)
Basic and diluted earnings per share	(0.21)	0.04	(0.17)	(0.86)	0.05	(0.81)

2

	(Unaudited) For the Nine Months Ending September 30, 2021
	As Reported	Adjustment	As Restated
Cash Flow
Net loss	$(5,999,067)	$350,099	$(5,648,968)
Increase in Deferred Revenue - Participation Agreements	85,303	(85,303)	-
Advanced payments for R&D Obligation - Participation Agreements	-	85,303	85,303
Amortization of Deferred R&D obligations - Participation Agreements	-	(350,099)	(350,099)

The Company’s internal review is ongoing, and the Company may identify further errors. There can be no assurance that the actual effects of the error corrections will be only as described above.

Management of the Company has re-evaluated its assessment of the Company’s disclosure controls and procedures and internal control over financial reporting as of September 30, 2021, and concluded such controls were ineffective. The Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 10-K”) will disclose a material weakness in its internal controls over financial reporting due to the restatement items discussed above.

Management and the Audit Committee have discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters disclosed in this Item 4.02(a).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements regarding the nature and extent of the accounting errors discussed above, and the expected impact of the restatement on the Company’s prior and future financial statements, financial position and results of operation. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the risks related to additional information that may arise prior to the filing of the restated Prior Period Financial Statements; the Company’s evaluation of its internal controls over financial reporting, and the completion and filing of the 2021 10-K taking longer than expected. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in the Company’s filings and reports with the SEC. The Company disclaims any obligation to update forward-looking statements.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

Dated: April 15, 2022	By:	/s/ Keith Marchiando
Keith Marchiando Chief Financial Officer, Secretary and Treasurer

4